UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2017

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 Centennial Drive, Peabody, Massachusetts		01960
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 1, 2017, Analogic Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), at which a quorum was present in person or by proxy. The following is a brief description and vote count of all items voted on at the Annual Meeting:

Proposal 1 – Election of Directors. Our stockholders elected seven directors for a one-year term, to hold office until our 2019 annual meeting of stockholders, and until their respective successors have been duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
Bernard C. Bailey	11,109,789	46,788	2,734	766,880
Jeffrey P. Black	11,119,516	37,383	2,412	766,880
James J. Judge	11,116,168	40,331	2,812	766,880
Michael T. Modic	11,106,782	49,774	2,755	766,880
Stephen A. Odland	10,721,207	435,692	2,412	766,880
Fred B. Parks	11,118,871	37,928	2,512	766,880
Joseph E. Whitters	11,120,600	36,187	2,524	766,880

Proposal 2 – Ratification of Auditors. Our stockholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2018.

For	Against	Abstain	Broker Non-Votes
11,916,350	6,032	3,809	0

Proposal 3 – Advisory Vote on Named Executive Officer Compensation. Our stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non-Votes
11,075,823	71,718	11,770	766,880

Proposal 4 – Advisory Vote on the Frequency of Future Named Executive Officer Compensation Advisory Votes. Our stockholders voted, on a non-binding, advisory basis, for the Company to hold advisory votes on its named executive officer compensation on an annual basis.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
8,100,227	2,013	2,486,127	570,944	766,880

After considering the results of the stockholder vote at the 2018 Annual Meeting, our Board of Directors has determined that the Company will continue to hold advisory votes on named executive officer compensation on an annual basis until the next advisory vote on the frequency of stockholder votes on named executive officer compensation, which is required to occur no later than our 2024 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Analogic Corporation

December 6, 2017	By:	/s/ John J. Fry
Name: John J. Fry
Title: Senior Vice President, General Counsel and Secretary